UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2005, the Board of Directors of Marathon Oil Corporation approved a new compensation package for its non-employee directors. Effective January 1, 2006, Marathon will pay its non-employee directors as follows:

	Annual Retainer	$50,000

	Annual Common Stock Unit Award	$125,000

	Meeting Fee (for board or committee attendance)	$2,000

	Marathon will also pay a retainer of $12,250 to the chair of the Audit Committee and $6,000 to the chairs of the other committees.

	Marathon will pay its Chairman of the Board a fee of $250,000, plus the above annual retainer. The chairman does not receive the annual common stock unit award or meeting fees.

Item 9.01	Financial Statements and Exhibits.

	(c)Exhibits.

	99.1Summary of Non-Employee Director Compensation Package effective January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: October 31, 2005	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting

EXHIBIT INDEX

Number	Exhibit

99.1	Summary of Non-Employee Director Compensation Package effective January 1, 2006.